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                                                                    EXHIBIT 10.5

                                 AMENDMENT AGREEMENT


         THIS AMENDMENT AGREEMENT, dated as of January 31, 1997, by and between GRAPHIX ZONE, INC., a Delaware corporation (the "Company"), and the undersigned (the "Investor").

                                 W I T N E S S E T H:

         WHEREAS, the Company and the Investor are parties to a Subscription Agreement, dated as of September 24, 1996 (the "Subscription Agreement"), pursuant to which the Investor acquired shares of Series A Convertible Preferred Stock, $.01 par value (the "Series A Preferred Stock"), of the Company and Common Stock Purchase Warrants (the "Outstanding Warrants") to purchase shares of Common Stock, $.01 par value, of the Company; and

         WHEREAS, the Company and the Investor are parties to a Registration Rights Agreement, dated as of September 24, 1996, (the "Registration Rights Agreement"); and

         WHEREAS, the Company and the Investor wish to amend the Subscription Agreement, the Registration Rights Agreement and the terms of the Series A Preferred Stock;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SUBSCRIPTION AGREEMENT. (a) Section 4(i) of the Subscription Agreement is hereby amended by deleting the existing Section 4(i) in its entirety and substituting in lieu thereof the following:

         (i) CERTAIN FUTURE FINANCINGS. The Company shall not issue any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any equity securities of the Company (the "New Equity Securities") (i) prior to the date which is 120 days after February 1, 1997 without the prior written consent of the Buyer and (ii) for a period of one year on or after the date which is 120 days after February 1, 1997, without giving the Buyer the first right to acquire the New Equity Securities at substantially the same terms at which the New Equity Securities are to be offered to other investors;


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    PROVIDED, HOWEVER, that nothing in this paragraph shall prohibit the
    Company from issuing securities (x) as part of a transaction involving a strategic alliance, collaboration, joint venture or partnership arrangement of the Company, (y) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company or (z) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement.

         (b) The Company and the Investor agree that, by reason of the lapse of time, the restrictions in Section 4(k) of the Subscription Agreement are no longer applicable.

         (c) On or before the date of closing (the "Closing Date") under the Subscription Agreement, dated as of the date hereof, between the Company and Pangaea Fund Limited (the "New Money Subscription Agreement"), the Company shall enter into an agreement among the Company, U.S. Stock Transfer Corporation, as transfer agent and registrar for the Common Stock (the "Transfer Agent"), and the Investor in the form attached hereto as ANNEX I. The Company shall provide to the Transfer Agent all records and information required by the Transfer Agent in order to perform its duties with regard to the Series A Preferred Stock and the Outstanding Warrants. The Company agrees that the surrender to the Transfer Agent of a completed Form of Subscription in the form attached to the Outstanding Warrants to the Transfer Agent together with the applicable exercise price shall be sufficient for exercise of the Outstanding Warrants.

         (d) The form of Notice of Conversion referred to in Section 5(b) of the Subscription Agreement is hereby amended to be the form attached hereto as ANNEX II.

         2. REGISTRATION RIGHTS AGREEMENT. The proviso to the third sentence of Section 2(c) of Registration Rights Agreement is hereby amended by deleting the existing proviso to the third sentence of Section 2(c) and substituting in lieu thereof the following:

    ; PROVIDED, HOWEVER, that the Company may elect in lieu of payment of any Periodic Amount in cash to deliver to the Initial Investor shares of Common Stock having an Aggregate Market Value on the date such shares are delivered to the Initial Investor equal to the amount of the Periodic Amount


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    if, but only if, such shares are freely tradable by the Initial Investor without any restriction under the Securities Act or any state securities or "blue sky" law.

         3. CERTIFICATE OF DESIGNATIONS. The Investor hereby consents to the amendments of the Certificate of Designations for the Series A Preferred Stock contained in the Certificate of Amendment in the form attached hereto as ANNEX III (the "Certificate of Amendment"). Prior to the Closing Date, the Company shall file the Certificate of Amendment with the Secretary of State of the State of Delaware and provide evidence of such filing to the Investor.

         4. EFFECTIVENESS. This Amendment shall become effective on the date (the "Effective Date") when counterparts hereof shall have been executed and delivered by the Company and the Investor. From and after the Effective Date, all references in the Subscription Agreement to the Subscription Agreement shall be deemed to be references to the Subscription Agreement as amended hereby and all references in the Registration Rights Agreement to the Registration Rights Agreement shall be deemed to be references to such Registration Rights Agreement as amended hereby.

         5. CONFIRMATION OF AGREEMENTS. Except as amended by this Agreement, the Subscription Agreement and the Registration Rights Agreement shall remain in effect in accordance with their respective terms, and except as amended by the Certificate of Amendment, the Certificate of Designations shall remain in effect in accordance with its terms.

         6. MISCELLANEOUS. (a) Capitalized terms used in this Agreement and defined in the introductory paragraph or recitals of this Agreement shall have the respective meanings provided therein. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the respective meanings provided in the Subscription Agreement.

         (b) This Agreement shall be construed and interpreted in accordance with the laws of the State of California.

         (c) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which


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counterparts, taken together, shall constitute but one and the same instrument.
This Agreement may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.

         (d) Section and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         (e) Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         (f) No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof and any such waiver shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof by such party. No single or partial exercise of any right under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right.





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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                   GRAPHIX ZONE, INC.



                   By
                     -------------------------
                     Name:
                     Title:



                   NAME OF INVESTOR:

                   ---------------------------




                   By
                     -------------------------
                     Name:
                     Title:








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